Fees Summary	Mar. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 66,661,852.65
Previously Paid Amount	0.00
Total Fee Amount	9,206.01
Total Offset Amount	0.00
Net Fee	$ 9,206.01